Exhibit 10.2

SUBSCRIPTION AGREEMENT

PRONTO CORP.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock (the “Shares”) of Pronto Corp., a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated _________________, 20___, in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached.

Total number of shares subscribed for at US $0.03 per share:  _______________shares.

Amount paid with this Subscription Agreement at a price of US $0.03 per Share: US $________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of _________________, 2012.

Name of Entity (for purchasers which are entities only):  ________________________________

Signature:  __________________________________________

Print Name:  ________________________________________________________________________

Print Title (for purchasers which are entities only):  _________________________________________

Address:  ___________________________________________

   __________________________________________

Telephone No.:  _____________________________________

E-mail Address:  ____________________________________

Subscriber’s US Social Security Number or

identification number of home jurisdiction:   ___________________________

Signature of Co-owners, if applicable:  ___________________________________

Name as it should appear on the Certificate:  ______________________________________________________

If Joint Ownership, check one (all parties must sign above):

[  ] Joint Tenants with Right of Survivorship

[  ] Tenants in Common

[  ] Community Property

If Fiduciary or Business Entity check one:

[  ] Trust Authorized Person _________________________    Capacity_____________________

[  ] Estate Authorized Person _________________________    Capacity_____________________

[  ] Corporation Authorized Person _________________________    Capacity_____________________

[  ] Limited Liability Company

Authorized Person _________________________   Capacity_____________________

[  ] Partnership Authorized Person _________________________   Capacity_____________________

[  ] Other ____________________ (Describe)

Authorized Person _________________________   Capacity_____________________

PAYMENT BY CHECK OR MONEY ORDER INSTRUCTIONS

If Subscriber wishes to pay the purchase price of his or her Shares by check, all checks or money orders shall be made payable to:  Pronto Corp., 6700 Henri-Bourassa Ouest, Suite 206, Montreal, QC Canada H4R0G2, Tel. (514) 513-7579.

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his or her Shares, he or she shall wire transfer immediately available funds in the amount of the purchase price subscribed for hereunder, as follows:

Bank: ____________________________________

Account Name: ____________________________________

Account No.: ____________________________________

ABA Routing No.: ____________________________________

SWIFT code: ____________________________________

Bank Address:                 ______________________________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Pronto Crop. this

______day of ______________, 20___.

     PRONTO CORP.

By: _______________________________________

       Name:  Svetlana Gofman

       Title: President